EATON VANCE TAX-MANAGED EMERGING MARKETS FUND Supplement to Prospectus dated November 1, 2006

Effective March 1, 2007, the following replaces the fourth paragraph under "Management" under "Management and Organization":

The Fund is managed by a team of three portfolio managers from Parametric. The members of the team are Cliff Quisenberry, Thomas Seto and David Stein. Mr. Quisenberry has served as the portfolio manager of the Fund since operations commenced and Mr. Seto and Mr. Stein have been portfolio managers since March 1, 2007. Mr. Quisenberry has been a Vice President and global portfolio manager of Parametric for more than five years. Mr. Seto has been Vice President and Director of Portfolio Management at Parametric for more than five years. Mr. Stein has been Managing Director and Chief Investment Officer at Parametric for more than five years. They all manage other Eaton Vance Funds.

March 1, 2007	TMEMPS

EATON VANCE TAX-MANAGED EMERGING MARKETS FUND Supplement to Statement of Additional Information dated November 1, 2006

The following replaces "Portfolio Managers" under "Investment Advisory and Administrative Services":

Portfolio Managers. The portfolio managers of the Fund are Cliff Quisenberry, Thomas Seto and David M. Stein. Each portfolio manager manages other Eaton Vance investment companies. The following table shows, as of December 31, 2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*

Cliff Quisenberry, Jr.
Registered Investment Companies	2	$ 836.8	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
Thomas Seto
Registered Investment Companies	5	$ 5,407.7	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	8,174	$15,405.3	0	$0
David M. Stein
Registered Investment Companies	5	$ 5,407.7	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
*In millions of dollars.

The following table shows the dollar range of shares beneficially owned of the Fund by the investment team or members and in all Eaton Vance Funds as of December 31, 2006.

	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in all Registered Funds in the Eaton Vance Family of Funds

Cliff Quisenberry, Jr.	None	$100,001 - $500,000
Thomas Seto	None	$100,001 - $500,000
David Stein	None	$100,001 - $500,000

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons.

March 1, 2007